PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement/prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1.Read the proxy statement/prospectus and have the proxy card at hand. 2.Go to: www.proxyvotenow.com/PacFunds2023 3.Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. [PORT OPT FUND NAME PRINTS HERE] (“PF Portfolio Optimization Acquired Fund”) and PF GROWTH FUND (together, the “PF ACQUIRED FUNDS”) PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2023 THIS PROXY AND RELATED VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies with respect to the PF Portfolio Optimization Acquired Fund and prior voting instructions with respect to the PF Growth Fund, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares and the provision of voting instructions subject hereto with full power of substitution, to (i) vote shares held in the name of the undersigned with respect to the PF Portfolio Optimization Acquired Fund shares, and (ii) to provide voting instructions with respect to the PF Growth Fund based on shares attributable to the PF Portfolio Optimization Acquired Funds’ shares which are held in the name of the undersigned, on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at 9:00 a.m., Pacific Time, on April 10, 2023, and at any adjournments thereof, upon the proposals described in the Notice of the Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 10, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds YOUR VOTE AND VOTING INSTRUCTIONS ARE IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTES TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. AND VOTING INSTRUCTION TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy and voting instruction are solicited on behalf of the Board of Trustees. It will be voted/counted as specified. If no specification is made, this proxy shall be voted/counted FOR the proposal. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement/prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided VOTE ONLINE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies with respect to any PF Portfolio Optimization Acquired Fund and prior voting instructions with respect to the PF Growth Fund, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares and the provision of voting instructions subject hereto with full power of substitution, to (i) vote shares held in the name of the undersigned with respect to the PF Portfolio Optimization Acquired Fund shares, and (ii) to provide voting instructions with respect to the PF Growth Fund based on shares attributable to the PF Portfolio Optimization Acquired Funds’ shares which are held in the name of the undersigned, on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at 9:00 a.m., Pacific Time, on April 10, 2023, and at any adjournments thereof, upon the proposals described in the Notice of the Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for this Special Meeting of Shareholders to be held on April 10, 2023. The Proxy Statement/Prospectus for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, the proxy shall be voted FOR the proposal. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ¸ To vote all Funds FOR To vote all Funds AGAINST To ABSTAIN votes for all Funds or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1 02 FundName2 03 FundName3 04 FundName4 05 FundName5 06 FundName6 To vote all Funds FOR To vote all Funds AGAINST To ABSTAIN votes for all Funds or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1 02 FundName2 03 FundName3 04 FundName4 05 FundName5 06 FundName6